[GRAPHIC OMITTED]


                                                           FOR IMMEDIATE RELEASE

               NORDSON CORPORATION ANNOUNCES THIRD QUARTER RESULTS

      o     Strong earnings exceeds consensus and the range of guidance

      o Recent acquisitions lead to worldwide 14 percent sales growth to a record $257.7 million

      o     Volume up in all segments and geographic markets



WESTLAKE, Ohio - August 23, 2007 - Nordson Corporation (Nasdaq:NDSN) today announced sales, earnings and earnings per share for the third quarter, which ended July 31, 2007. Worldwide sales for the quarter reached a record $257.7 million, a 14 percent increase over the same period last year. The growth consisted of 9 percent from acquisitions, 3 percent from core volume growth, and 2 percent from favorable currency effects.

Third quarter sales volume was up 26 percent in the Advanced Technology Systems segment. In addition, the Industrial Coating and Automotive Systems segment achieved a third quarter sales volume increase of 14 percent. This newly named segment combines the segment formerly known as Finishing and Coating Systems with the Automotive unit of the Adhesive Dispensing Systems segment. The Adhesive Dispensing Systems segment (now excluding Automotive) showed a volume increase of 4 percent. All prior year results are adjusted to reflect the new segments.

Third quarter sales volume increased in all geographies, with volume increases of 32 percent in the Americas, 15 percent in Japan, 11 percent in the United States, 10 percent in the Asia Pacific region and 9 percent in Europe.

                                    --more--

Nordson Corporation - August 23, 2007, page 2


Backlog at the end of the third quarter was approximately $115 million, up more than $22 million from the same period last year.

Fully diluted earnings per share for the third quarter were $.72. This compares to fully diluted earnings per share from continuing operations of $.77 last year and $.72 including discontinued operations. Prior year results include a nonrecurring tax refund that contributed $.09 to earnings per share. Without last year's tax refund, current year earnings per share are up 6 percent over prior year results from continuing operations and up 14 percent over prior year results including discontinued operations.

For the first nine months of fiscal 2007, sales were a record $702.9 million, an 8 percent increase over the same period of 2006. Sales growth consisted of 6 percent from acquisitions and 3 percent from favorable currency effects; core volume was down 1 percent. Year-to-date earnings per share on a diluted basis were $1.79, compared with $1.99 from continuing operations and $1.84 including discontinued operations during the same period last year.

"Nordson had a strong third quarter exceeding the consensus of investment analysts and our own range of earnings guidance" said Edward Campbell, chairman and chief executive officer. "I am pleased with the fact that the 14-percent increase in sales is coming from solid growth across all of our segments and geographies. Furthermore, the strength in the quarter's earnings was masked by a $.05 per share current period charge from acquisition accounting related to acquired inventory. Also, the restructuring of our Industrial Coating and Automotive segment continues to yield benefits, with operating profit margins for the quarter of 13 percent, as compared to 9 percent in last year's third quarter. Looking forward, lead by recent acquisitions, our order rates continue to reflect strong global demand, with orders in the 12-week period ending August 19 increasing by 12 percent in constant currency over the prior year," Campbell said.

"Continuing Nordson's pursuit of growth markets, we are very pleased to announce today, in a separate, release our acquisition of TAH Industries. TAH's capabilities align well with our strategic plans for the EFD business," Campbell added.

                                    --more--

Nordson Corporation - August 23, 2007, page 3


Nordson will broadcast its third quarter conference call on the investor relations page of its Web site, www.nordson.com, on Friday, August 24, 2007, at 8:30 a.m. EDT. For persons unable to listen to the live broadcast, a replay will be available for 14 days after the event. Information about Nordson's investor relations and shareholder services is available from Barbara Price, manager of shareholder relations, by calling (440) 414-5344.

Except for historical information and comparisons contained herein, statements included in this release may constitute "forward-looking statements," as defined by The Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors, as discussed in the company's filings with the Securities and Exchange Commission that could cause actual results to differ.

A summary of sales, income and earnings is presented in the attached tables.

Nordson Corporation is one of the world's leading producers of precision dispensing equipment that applies adhesives, sealants and coatings to a broad range of consumer and industrial products during manufacturing operations. The company also manufactures equipment used in the testing and inspection of electronic components as well as technology-based systems used for curing and surface treatment processes. Headquartered in Westlake, Ohio, Nordson has more than 3,900 employees worldwide, and direct operations and sales support offices in 30 countries.

                                                               # # #

Contact:        Shelly Peet, Vice President, Chief Information Officer
Phone:          (440) 414-5604
E-mail:         shelly.peet@nordson.com

THIRD QUARTER PERIOD                                   NORDSON CORPORATION
Period Ending July 31, 2007                            -------------------
(Unaudited)                                            FINANCIAL HIGHLIGHTS
                                            (Dollars in thousands except for per-share amounts)


CONSOLIDATED STATEMENT OF INCOME
                                                            Third Quarter             Year-to-Date
                                                          2007         2006         2007        2006
                                                       -----------  -----------  -----------  ----------

Net sales                                              $  257,713   $  225,518   $  702,881  $  650,709
Cost of sales                                             113,005       97,226      308,638     277,712
Selling & administrative expenses                         103,729       91,649      290,621     266,808
                                                       ----------   -----------  ----------  -----------

Operating profit                                           40,979       36,643      103,622     106,189

Interest expense - net                                     (5,579)      (1,788)     (14,396)     (8,128)
Other income (expense) - net                                  531          273        2,241        (415)
                                                       -----------  -----------  -----------  ----------

Income before income taxes                                 35,931       35,128       91,467      97,646
Income taxes                                               11,410        8,538       30,409      29,457
                                                       -----------  -----------  -----------  ----------

Income from continuing operations                          24,521       26,590       61,058      68,189

Loss from discontinued operations, net of tax                  --       (1,776)          --      (5,377)
                                                       -----------  -----------  -----------  ----------

Net income                                             $   24,521   $   24,814   $   61,058   $  62,812
                                                       ===========  ===========  ===========  ==========


Continuing operations return on sales                          10%          12%           9%         10%
Continuing operations return on average shareholders'
  equity                                                       20%          27%          18%         25%


--------------------------------------------------------------------------------------------------------

Average common shares outstanding (000's)                  33,611       33,597       33,521      33,337
Average common shares and
              common share equivalents (000's)             34,215       34,460       34,159      34,215

Per share:

Basic earnings from continuing operations              $      .73   $      .79   $     1.82   $    2.04
Basic earnings from discontinued operations                    --         (.05)          --        (.16)
                                                       -----------  -----------  -----------  ----------
Total                                                  $      .73   $      .74   $     1.82   $    1.88

Diluted earnings from continuing operations            $      .72   $      .77   $     1.79   $    1.99
Diluted earnings from discontinued operations                  --         (.05)          --        (.15)
                                                       -----------  -----------  -----------  ----------
Total                                                  $      .72   $      .72   $     1.79   $    1.84

Dividends paid                                         $     .175   $      .17   $     .525   $     .50

CONSOLIDATED BALANCE SHEET
--------------------------
                                                         July 31      October 31
                                                          2007           2006
                                                       ----------     ----------

Cash and marketable securities                         $   30,930   $     48,868
Receivables                                               198,028        190,459
Inventories                                               116,404         83,688

Other current assets                                       31,429         24,289
                                                       ----------     ----------
     Total current assets                                 376,791        347,304

Property, plant & equipment - net                         119,352        105,415
Other assets                                              643,520        370,171
                                                       ----------     ----------

                                                       $1,139,663   $   822,890
                                                       ==========   ============


Notes payable and debt due within one year             $  309,730   $     70,188
Accounts payable and accrued liabilities                  171,907        171,137
                                                       ----------   ------------
     Total current liabilities                            481,637        241,325


Long-term debt                                             22,840         47,130
Other liabilities                                         133,187        103,907

Total shareholders' equity                                501,999        430,528
                                                       ----------   ------------

                                                       $1,139,663   $    822,890
                                                       ==========   ============

--------------------------------------------------------------------------------

Other information:


Employees                                                   3,922          3,645

Common shares outstanding (000's)                          33,760         33,411

THIRD QUARTER PERIOD                                    NORDSON CORPORATION
Period Ending July 31, 2007                             -------------------
(Unaudited)                                             FINANCIAL HIGHLIGHTS
                                                       (Dollars in thousands)


                                                           Third Quarter                     % Growth over 2006
SALES BY BUSINESS SEGMENT                            2007                2006        Volume         Currency        Total
-----------------------------------------        ---------------    ------------    ----------    -------------    ---------


Adhesive dispensing systems                      $   127,754        $    119,412      3.5%             3.5%           7.0%
Industrial coating & automotive systems                49,857             42,986     13.9%             2.1%          16.0%
Advanced technology systems                            80,102             63,120     25.8%             1.1%          26.9%
                                                 ------------       ------------

Total sales by business segment                  $    257,713       $    225,518     11.8%             2.5%          14.3%
                                                 =============      ============    ==========    =============    =========


                                                          Third Quarter
OPERATING PROFIT BY BUSINESS SEGMENT                 2007                2006
------------------------------------             ------------       ------------

Adhesive dispensing systems                      $     29,751       $     26,071
Industrial Coating & Automotive Systems                 6,440              3,771
Advanced technology systems                            11,315             14,944
Corporate                                              (6,527)            (8,143)
                                                 ------------       ------------

Total operating profit by business segment       $     40,979       $     36,643
                                                 ============       ============



                                                           Third Quarter                      % Growth over 2006
SALES BY GEOGRAPHIC REGION                           2007                2006         Volume         Currency        Total
-----------------------------------------        ------------       ------------    ----------    -------------    ---------


United States                                    $     80,935       $     73,026     10.8%              --           10.8%
Americas                                               21,352             15,756     32.1%             3.4%          35.5%
Europe                                                 92,462             80,329      8.6%             6.5%          15.1%
Japan                                                  22,069             20,050     15.2%            -5.1%          10.1%
Asia Pacific                                           40,895             36,357      9.9%             2.6%          12.5%
                                                 ------------       ------------

Total Sales by Geographic Region                 $    257,713       $    225,518     11.8%             2.5%          14.3%
                                                 ============       ============    ==========    =============    =========


                                                           Third Quarter
SELECTED SUPPLEMENTAL INFORMATION                     2007                2006
---------------------------------                ------------       ------------

Depreciation and amortization                    $      7,597       $      5,674
Capital expenditures                             $      6,470       $      2,997
Dividends paid                                   $      5,876       $      5,720


                                                           Year-to-Date                      % Growth over 2006
SALES BY BUSINESS SEGMENT                             2007              2006          Volume         Currency        Total
-----------------------------------------          ----------       ------------    -----------    -------------    --------


Adhesive dispensing systems                      $    361,449       $    350,787     -1.1%             4.1%           3.0%
Industrial coating & automotive systems               127,443            122,677      1.6%             2.3%           3.9%
Advanced technology systems                           213,989            177,245     19.3%             1.4%          20.7%
                                                 ------------       ------------

Total sales by business segment                  $    702,881       $    650,709      5.0%             3.0%           8.0%
                                                 ============       ============    ==========    ==============    ========



                                                           Year-to-Date
OPERATING PROFIT BY BUSINESS SEGMENT                 2007              2006
------------------------------------             ------------       ------------

Adhesive dispensing systems                      $     82,498       $     79,112
Industrial Coating & Automotive Systems                10,465              3,142
Advanced technology systems                            27,011             43,337
Corporate                                             (16,352)           (19,402)
                                                 ------------       ------------

Total operating profit by business segment       $    103,622       $    106,189
                                                 ============       ============


                                                           Year-to-Date                     % Growth over 2006
SALES BY GEOGRAPHIC REGION                           2007               2006           Volume         Currency        Total
-----------------------------------------        ------------       ------------    -----------    -------------    --------

United States                                    $    217,377       $    213,090      2.0%              --            2.0%
Americas                                               52,967             49,260      6.6%             0.9%           7.5%
Europe                                                257,943            230,258      4.0%             8.0%          12.0%
Japan                                                  65,147             60,152     10.6%            -2.3%           8.3%
Asia Pacific                                          109,447             97,949      9.4%             2.3%          11.7%
                                                 ------------       ------------

Total Sales by Geographic Region                 $  702,881         $    650,709      5.0%             3.0%           8.0%
                                                 ============       ============    ===========    =============    ========


-----------------------------------------------------------------------------------------------------------------------------------




                                                           Year-to-Date
SELECTED SUPPLEMENTAL INFORMATION                     2007             2006
---------------------------------                ------------       ------------

Depreciation and amortization                    $     20,326       $     16,872
Capital expenditures                             $     25,689       $     10,600
Dividends paid                                   $     17,593       $     16,683